FIRST AMENDMENT TO UNSECURED CREDIT AGREEMENT


         THIS First Amendment is made as of this 26th day of September, 1997 to that certain Unsecured Credit Agreement by and among Applebee's International, Inc., UMB Bank, n.a., NBD Bank and UMB Bank, n.a., as agent, dated as of February 1, 1995 (the "Agreement").

         WHEREAS, Applebee's International, Inc., (hereinafter the"Company") has requested UMB Bank, n.a. ("UMB") and NBD Bank ("NBD") (UMB and NBD being sometimes collectively referred to herein as the "Banks") to extend the term of the Agreement from December 31, 1997 to December 31, 1998; and

         WHEREAS, the Banks are willing to so extend the term of such Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties mutually agree as follows:

         1. The  definition of  "Revolving  Credit  Maturity  Date" set forth in
Section 1.2 of the Agreement is hereby amended to mean December 31, 1998.

         2. Exhibits D-1 and D-2 to the Agreement are also hereby amended to state the date for payment of sums payable thereon to be December 31, 1998 instead of December 31, 1997, and new notes as renewals of the existing notes evidenced by Exhibits D-1 and D-2 to the Agreement showing the December 31, 1998 maturity date shall be executed and delivered by the Company to the Banks as of the date of this Agreement.

         3. All terms and conditions of the Agreement and all exhibits thereto not expressly amended hereby shall remain in full force and effect as if this First Amendment to the Agreement had not been executed.

         4.       Statutory Statement.  (Mo. Rev. Stat. ss. 432.045)

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING PAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE COMPANY AND THE BANKS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING AND THE DOCUMENTS REFERRED TO HEREIN, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

         5. NOTICE. THIS AGREEMENT IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE BORROWER (THE COMPANY) AND THE BANKS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER (THE COMPANY) AND THE BANKS. IF THERE ARE ANY ADDITIONAL TERMS, THEY ARE REDUCED TO WRITING AS FOLLOWS: _________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

         I/WE AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THE BORROWER (THE COMPANY) AND THE BANKS.

BANKS                                       BORROWER (THE COMPANY)

UMB BANK, n.a.                              Applebee's International, Inc.

By: /s/ Terry Dierks                        By: /s/  George D. Shadid
   --------------------------                  ---------------------------

NBD Bank

By: /s/ Thomas A. Levasseur
   --------------------------


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers duly authorized as of the date first written above.


APPLEBEE'S INTERNATIONAL, INC.


By: /s/ George D. Shadid
   --------------------------


UMB Bank, n.a.                              NBD Bank
Individually and as Agent


By: /s/ Terry Dierks                        By: /s/ Thomas A. Levasseur
   --------------------------                  ---------------------------

                                                                     EXHIBIT D-1

                          MASTER REVOLVING CREDIT NOTE

$12,000,000.00 and Interest                                   September 26, 1997


PAYMENTS, DISBURSEMENTS AND INTEREST

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of the UMB Bank, n.a., Kansas City, Missouri (hereinafter called "Bank"), at its main office, on December 31, 1998 the principal sum of Twelve Million and no/100 Dollars ($12,000,000.00) or such other lesser amount as shall be noted on the Schedule of Disbursements and Payments of Principal and Interest included herein or attached hereto pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until paid, at the rate or rates as provided in that certain Unsecured Credit Agreement between the undersigned, the Bank and others dated as of February 1, 1995, as amended through the date hereof ("Agreement") the provisions of which are incorporated herein by reference, and adjusted from time to time as provided in said Agreement, with all accrued interest payable as set forth in the Agreement. Interest hereunder shall be computed as set forth in the Agreement. Unless provided in the Agreement to the contrary, all payments shall be applied first to payment of accrued interest, and then to reduction of the principal sum due hereunder. This note shall bear interest after maturity, whether by reason of acceleration or otherwise, at a rate of interest equal to two percent (2%) in excess of the rate otherwise then in effect until paid in full or cured and such interest shall be compounded annually if not paid annually. All or any part of the outstanding principal balance hereof may be paid prior to maturity and the undersigned may from time to time until maturity receive, except as limited by said Agreement, further disbursements hereunder; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount hereof; and provided further, that each and every disbursement made under this MASTER REVOLVING CREDIT NOTE shall be made pursuant to and governed by the terms of the Agreement. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance of Note on the Schedule of Disbursements and Payments of Principal and Interest and the undersigned hereby authorize(s) any officer of the Bank to make notations on the Schedule of Disbursements and Payments of Principal and Interest from time to time to evidence payments and disbursements hereunder. The statements on such schedule shall be rebuttably presumed to be correct. The Bank is hereby directed by the undersigned to credit all future advances in the manner provided for in the Agreement and the undersigned agrees that the Bank or holder hereof may make advances, at its discretion, upon oral or written instructions of the undersigned, or any other person(s) duly authorized by the undersigned.

ACCELERATION AND EVENTS OF DEFAULT

         Upon the occurrence of any of the events of default defined in Section 7 of the Agreement, the provisions of which are hereby incorporated by reference, then this note and all other obligations of the undesigned to the holder shall, subject to the terms of Section 8 of the Agreement, immediately become due and payable in full in accordance with the terms of said Agreement.

MISSOURI LAW

         The interpretation of this instrument and the rights and remedies of the parties hereto shall be governed by the laws of the State of Missouri.

COLLECTION EXPENSES

         To the extent permitted by applicable law, the undersigned agrees to pay all expenses of the holder in collecting this note and enforcing all rights with respect hereto including reasonable attorneys' fees.

DEMAND, NOTICE, ENDORSERS, GUARANTORS AND SURETIES

         Demand for payment, notice of nonpayment, protest, dishonor, diligence and suit are hereby waived by all parties liable hereon.

NO WAIVERS

         Any failure by the holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

HEADINGS

         All headings or titles appearing in this note are used as a matter of convenience only and shall not affect the interpretation of the provisions hereof.

RENEWAL NOTE

         This note renews that certain promissory note between the parties hereto dated February 17, 1995 which was executed and delivered pursuant to the Agreement and extends the maturity of the obligations covered thereby until December 31, 1998.

                         APPLEBEE'S INTERNATIONAL, INC.


                         By: /s/ George D. Shadid
                            ---------------------------

                                                                     EXHIBIT D-2

                          MASTER REVOLVING CREDIT NOTE

$8,000,000.00 and Interest                                    September 26, 1997


PAYMENTS, DISBURSEMENTS AND INTEREST

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of the NBD Bank, Detroit, Michigan (hereinafter called "Bank"), at its main office, on December 31, 1998 the principal sum of Eight Million and no/100 Dollars ($8,000,000.00) or such other lesser amount as shall be noted on the Schedule of Disbursements and Payments of Principal and Interest included herein or attached hereto pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until paid, at the rate or rates as provided in that certain Unsecured Credit Agreement between the undersigned, the Bank and others dated as of February 1, 1995, as amended through the date hereof ("Agreement") the provisions of which are incorporated herein by reference, and adjusted from time to time as provided in said Agreement, with all accrued interest payable as set forth in the Agreement. Interest hereunder shall be computed as set forth in the Agreement. Unless provided in the Agreement to the contrary, all payments shall be applied first to payment of accrued interest, and then to reduction of the principal sum due hereunder. This note shall bear interest after maturity, whether by reason of acceleration or otherwise, at a rate of interest equal to two percent (2%) in excess of the rate otherwise then in effect until paid in full or cured and such interest shall be compounded annually if not paid annually. All or any part of the outstanding principal balance hereof may be paid prior to maturity and the undersigned may from time to time until maturity receive, except as limited by said Agreement, further disbursements hereunder; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount hereof; and provided further, that each and every disbursement made under this MASTER REVOLVING CREDIT NOTE shall be made pursuant to and governed by the terms of the Agreement. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance of Note on the Schedule of Disbursements and Payments of Principal and Interest and the undersigned hereby authorize(s) any officer of the Bank to make notations on the Schedule of Disbursements and Payments of Principal and Interest from time to time to evidence payments and disbursements hereunder. The statements on such schedule shall be rebuttably presumed to be correct. The Bank is hereby directed by the undersigned to credit all future advances in the manner provided for in the Agreement and the undersigned agrees that the Bank or holder hereof may make advances, at its discretion, upon oral or written instructions of the undersigned, or any other person(s) duly authorized by the undersigned.

ACCELERATION AND EVENTS OF DEFAULT

         Upon the occurrence of any of the events of default defined in Section 7 of the Agreement, the provisions of which are hereby incorporated by reference, then this note and all other obligations of the undesigned to the holder shall, subject to the terms of Section 8 of the Agreement, immediately become due and payable in full in accordance with the terms of said Agreement.

MISSOURI LAW

         The interpretation of this instrument and the rights and remedies of the parties hereto shall be governed by the laws of the State of Missouri.

COLLECTION EXPENSES

         To the extent permitted by applicable law, the undersigned agrees to pay all expenses of the holder in collecting this note and enforcing all rights with respect hereto including reasonable attorneys' fees.

DEMAND, NOTICE, ENDORSERS, GUARANTORS AND SURETIES

         Demand for payment, notice of nonpayment, protest, dishonor, diligence and suit are hereby waived by all parties liable hereon.

NO WAIVERS

         Any failure by the holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

HEADINGS

         All headings or titles appearing in this note are used as a matter of convenience only and shall not affect the interpretation of the provisions hereof.

RENEWAL NOTE

         This note renews that certain promissory note between the parties hereto dated February 17, 1995 which was executed and delivered pursuant to the Agreement and extends the maturity of the obligations covered thereby until December 31, 1998.

                         APPLEBEE'S INTERNATIONAL, INC.


                         By: /s/ George D. Shadid
                            ----------------------------